                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


        November 23, 1997



                                               /s/ DANIEL F.  AKERSON
                                             --------------------------------
                                             Daniel F. Akerson
                                             Chairman of the Board, Director
                                             and Chief Executive Officer
                                             (Principal Executive Officer)

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.


        November 23, 1997


                                                /s/  STEVEN M.  SHINDLER
                                              ------------------------------
                                              Steven M. Shindler
                                              Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                             /s/  WILLIAM ARENDT
                                           ---------------------------------
                                           William Arendt
                                           Controller (Principal Accounting
                                           Officer)

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                   /s/  MORGAN E. O'BRIEN
                                                 ---------------------------
                                                 Morgan E. O'Brien
                                                 Vice Chairman of the Board
                                                 and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                 /s/  TIMOTHY M. DONAHUE
                                               ------------------------------
                                               Timothy M. Donahue
                                               President and Chief Operating
                                               Officer and Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                          /s/  KEITH BANE
                                                        ----------------------
                                                        Keith Bane
                                                        Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997


                                                  /s/  WILLIAM E. CONWAY, JR.
                                                ------------------------------
                                                William E. Conway, Jr.
                                                Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                        /s/  CRAIG O. MCCAW
                                                      -----------------------
                                                      Craig O. McCaw
                                                      Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                      /s/  KEISUKE NAKASAKI
                                                    -------------------------
                                                    Keisuke Nakasaki
                                                    Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                         /s/  MASAAKI TORIMOTO
                                                       -----------------------
                                                       Masaaki Torimoto
                                                       Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

        The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-4 or other appropriate form in connection with an exchange offer relating to the Company's Senior Redeemable Discount Notes due 2007 does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

        November 23, 1997



                                                       /s/  DENNIS WEIBLING
                                                     -------------------------
                                                     Dennis Weibling
                                                     Director